Transamerica Premier Funds

                                 Investor Shares

                        Supplement Dated October 1, 1996
               to Investor Shares Prospectus Dated April 29, 1996

     The following information supplements, and should be read in conjunction with, the Prospectus to which this endorsement is attached.
     The following information supplements the section titled "Fund Expenses." As an additional subsidy, beginning on October 1, 1996 the Investment
Adviser will waive the Adviser Fee and the Administrator will assume any other operating expenses for the Transamerica Premier Index Fund and the Transamerica Premier Cash Reserve Fund, other than certain extraordinary or non-recurring expenses, which together exceed 0.25% of the average daily net assets for each Fund until the earlier of December 31, 1996 or such time as the Fund's assets exceed $50 million.
     The estimated operating expenses for the period from October 1, 1996 to December 31, 1996 for these Funds are as follows:

Transamerica Premier Index Fund
Transamerica Premier Cash Reserve Fund
Estimated Fund Operating Expenses
From 10/1/96 to 12/31/96
(as a percent of average net assets)
                                                  Other       Total Operating
                                                 Expenses     Expenses After
                          Adviser Fee  12b-1   After Reim-      Waiver and
Fund                     After Waiver   Fee     bursement      Reimbursement
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Premier Index                0.00%     0.10%      0.15%            0.25%
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Premier Cash Reserve         0.00%     0.10%      0.15%           0.25 %
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                                                                   (see reverse)



     The estimated annual operating expenses for the Funds from January 1, 1996 to December 31, 1996 are as follows:

Transamerica Premier Index Fund
Transamerica Premier Cash Reserve Fund
Estimated Annual Fund Operating Expenses
From 1/1/96 to 12/31/96
 (as a percent of average net assets)
                                                  Other       Total Operating
                                                 Expenses     Expenses After
                          Adviser Fee  12b-1   After Reim-      Waiver and
Fund                     After Waiver   Fee     bursement      Reimbursement
-------------------------------------------------------------------------------
Premier Index                0.07%     0.10%      0.19%            0.36%
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Premier Cash Reserve         0.00%     0.10%      0.15%            0.25%
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     For the estimated operating expenses for the Transamerica Premier Funds other than those listed above, see the section of the Prospectus titled "Fund Expenses."

     The second sentence of footnote number 5 under the Fund Expenses section is replaced with the following: "The Investment Adviser has agreed to waive that part of their Adviser Fee and the Administrator has agreed to assume any other operating expenses for each Fund, other than certain extraordinary or non-recurring expenses, which together exceed a specified percentage of the average daily net assets of that Fund until such time as the Fund's assets exceed $50 million." The first sentence and the remainder of the footnote following the second sentence remain unchanged.






PEO2I-10296